UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2021

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-35376
(Commission File Number)

77-0312442
(IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231
Conifer, Colorado 80433
(Address of principal executive offices, zip code)

(303) 640-3838
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 30, 2021, Oblong, Inc., a Delaware corporation (the “Company”), closed on its previously announced concurrent public offering of 4,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for gross proceeds of $12.4 million and warrants to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $4.00 per share (the “Series A Warrants”) and private placement of warrants to purchase 3,000,000 shares of common stock at an exercise price of $4.40 per share (the “Series B Warrants”). The Series B Warrants are exercisable for a period of three years commencing six months and one day from the date of issuance. The Common Stock and Series A Warrants were offered and sold pursuant to the prospectus supplement dated June 28, 2021 and accompanying base prospectus dated January 15, 2021, relating to the Company’s existing shelf registration statement on Form S-3 (333-252145) that was declared effective by the Securities and Exchange Commission on January 21, 2021. Both offerings were conducted pursuant to a securities purchase agreement (the “Purchase Agreement”), dated June 28, 2021, between the Company and the purchasers party thereto. The Purchase Agreement includes customary representations, warranties and covenants by the Company and obligates the Company to indemnify each purchaser named therein and certain related parties for certain losses, including those resulting from a breach of any of the representations, warranties, covenants or agreements made by the Company in the Purchase Agreement.

The Special Equities Group, a division of Dawson James Securities, Inc. acted as placement agent in connection with the public offering and private placement.
The foregoing description of the warrants and the Purchase Agreement and, in each case, the transactions contemplated thereby, is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of such agreements filed as Exhibits 4.1, 4.2, and 10.1, respectively, to the Current Report on Form 8-K filed by the Company on June 28, 2021, and are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBLONG, INC.
Date: June 30, 2021    By:    /s/ Peter Holst
Name: Peter Holst
Title: Chief Executive Officer